EXHIBIT 10.3
                             AMENDMENT NO. 3 TO THE
                    RETIREMENT PENSION PLAN FOR EMPLOYEES OF
                    TRANS-LUX CORPORATION AND CERTAIN OF ITS
                         SUBSIDIARIES AND/OR AFFILIATES

            As Amended and Restated Effective as of January 1, 2001

WHEREAS, Trans-Lux Corporation ("Company") maintains the Retirement Pension Plan for Employees of Trans-Lux Corporation and Certain of its Subsidiaries and/or Affiliates ("Plan"), as amended and restated effective January 1, 2001; and

WHEREAS, in accordance with the power reserved to it in Section 15.1 of the Plan, the Board of Directors of the Company may amend the Plan from time to time, subject to certain conditions not now relevant; and

WHEREAS, the Company deems it advisable to amend the Plan to eliminate the accrual of Credited Service for benefit calculation purposes beginning January 1, 2004;

NOW THEREFORE, it is

RESOLVED, that effective as of December 31, 2003 the Plan be, and it hereby is, amended as follows:

1. Section 1.1 of the Plan is hereby amended to read in its entirety as follows:

     1.1 "Accrued Benefit" means the annual amount of a Member's retirement benefit under the normal form of payment provided in Section 5.2 hereof and payable as of the Member's Normal Retirement Date or as of the date

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         the Member otherwise ceases to be an Employee, whichever is applicable.
         A Member's Accrued Benefit shall be computed in accordance with Section
         4.1 hereof based on the Member's Salary at the time of computation and his expected years of Credited Service at the date of calculation; provided, however, that the Member's Credited Service for periods commencing on and after January 1, 2004 shall not be taken into account. A Member's Accrued Benefit shall not be reduced on account of any increase in the Member's age or service."

2. A new Section 4.4 is hereby added to the Plan to read in its entirety as follows:

     4.4 "Limit on Credited Service Notwithstanding anything in the Plan to the contrary, a Member's Credited Service for periods on and after January 1, 2004 shall be disregarded for all purposes of this Section IV."

To record the adoption of this amendment to the Plan, Trans-Lux Corporation has authorized its officers to affix its corporate name and seal this 11th day of December, 2003.

[CORPORATE SEAL]                                        TRANS-LUX CORPORATION

Attest: /s/ Carmen Rodriguez                            By: /s/ Angela D. Toppi
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